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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 22, 2010, except for Note 21 for which the date is April 1, 2011, in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Thermon Group Holdings, Inc.

                      /s/ Ernst & Young LLP

Austin, Texas
April 1, 2011

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm